Grant Agreements	12 Months Ended
Dec. 31, 2019
Grant Agreement [Abstract]
Grant Agreements

9. Grant Agreements

In August 2017, the Company was awarded a $2.0 million grant by the U.S. Food and Drug Administration Office of Orphan Products Development to support its Phase 3 clinical trial (OOPD Grant). Under the grant agreement, the Company will be reimbursed for qualifying expenses over a four-year period subject to the availability of funds and satisfactory progress of the trial. The Company received reimbursable amounts of $0.5 million for each of the years ended December 31, 2019, 2018 and 2017 relating to the OOPD Grant as an offset against research and development costs incurred during the period.